RANGER FUNDS INVESTMENT TRUST

Ranger Micro Cap Fund

Investor Class: RFTMX

Institutional Class: RFIMX

a Series of Ranger Funds Investment Trust (the “Trust”)

Supplement dated April 10, 2024 to the Prospectus and Statement of Additional Information Dated November 30, 2023

At a Board meeting held on March 25, 2024 (the “Meeting”), the Trust’s Board of Trustees approved the reduction in Ranger Micro Cap Fund’s (the “Fund”) management fee payable to the adviser, Ranger Investment Management, L.P. (the “Adviser”) from 1.25% of the Fund's average daily net assets  to 1.00% of the Fund's average daily net assets. The Trust’s Board of Trustees further approved the reduction in the Fund’s expense cap so that total operating expenses (excluding certain expenses described in footnote 1 to the fee table shown below) do not exceed 1.25% of the Fund’s average daily net assets.

1.

Effective April 1, 2024, the “Fees and Expenses of the Fund” section of the Fund’s prospectus is modified as indicated below:

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	1.05%	1.05%
Total Annual Fund Operating Expenses	2.30%	2.05%
Fee Waiver (1)	(0.77)%	(0.77)%
Total Annual Fund Operating Expenses After Fee Waiver	1.53%	1.28%

(1) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 12, 2025, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.25% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the adviser.

(2) Expenses after waivers (excluding shareholder servicing fees of 0.03%) was 1.25%.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$156	$645	$1,160	$2,576
Institutional Class	$130	$568	$1,032	$2,318

2.

The fifth and sixth paragraphs of the “Investment Adviser” section of the prospectus is deleted and replaced with the following:

Ranger Micro Cap Fund: Pursuant to a Management Agreement the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund's average daily net assets. For the fiscal year ended July 31, 2023, the adviser received a net advisory fee equal to 0.48% of the Fund’s average daily net assets.

The adviser has entered into an expense limitation agreement with the Fund to reduce its fees and to reimburse expenses, at least until April 12, 2025, such that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed and 1.25% of the Fund's average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.

3.

The first and second paragraphs of the “Investment Advisers” section of the Statement of Additional Information is deleted and replaced with the following:

Ranger Investment Management, L.P., 8115 Preston Road, Suite 590, Dallas, Texas 75225, serves as investment adviser to the Ranger Small Cap Fund and Ranger Micro Cap Fund. The adviser provides investment management services to individuals and institutional investors such as pooled investment vehicles and governmental entities. As of July 31, 2023, the adviser had approximately $1.74 billion in assets under management. Pursuant to an advisory agreement the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Ranger Small Cap Fund's average daily net assets and 1.00% of the Ranger Micro Cap Fund’s average daily net assets. Pursuant to a purchase agreement dated November 17, 2020 Ranger Investment GP LLC (“Ranger GP”) became the general partner of Ranger Investment Management, L.P. and members of its management team acquired a portion of the limited partnership interests in Ranger Investment Management, L.P. Ranger GP is controlled by its sole managing member, Mr. Doenges, with additional membership interests held by Joseph T. LaBate, Andrew F. Hill and Brown McCullough.

The adviser has entered into an expense limitation agreement with the Funds to reduce their fees and to reimburse expenses, at least until April 12, 2025, such that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of the Ranger Small Cap Fund's average daily net assets and will not exceed 1.25% of the Ranger Micro Cap Fund’s average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

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This Supplement and the Prospectus and Statement of Additional Information dated November 30, 2023 provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-458-4744.

Please retain this Supplement for future reference.